CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Yearly Report On Form 10-KSB of Universal Fog Inc. for the Year Ended December 31, 2006, I, Tom Bontems, Chief Executive Officer and Chief Financial Officer of Universal Fog Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Yearly Report on Form 10-KSB for the year ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Yearly Report on Form 10-KSB for the year ended December 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of Universal Fog Inc.

By:	/s/ Tom Bontems Tom Bontems Chief Executive Officer Chief Financial Officer and Principal Accounting Officer

Dated:	April 20, 2007